UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5567

MFS INTERMEDIATE HIGH INCOME FUND

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Intermediate

High Income Fund

SEMIANNUAL REPORT

May 31, 2011

CIH-SEM

MFS® INTERMEDIATE

HIGH INCOME FUND

New York Stock Exchange Symbol: CIF

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For the remainder of 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 15, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy Independent	10.0%
Broadcasting	7.4%
Medical & Health Technology & Services	6.9%
Gaming & Lodging	6.7%
Utilities — Electric Power	6.5%

Composition including fixed income credit quality (a)(i)
A	1.0%
BBB	6.9%
BB	40.4%
B	55.5%
CCC	20.3%
CC	2.0%
C	0.7%
Not Rated	(1.0)%
Non-Fixed Income	1.9%
Cash & Other	(27.7)%

Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	7.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative

Portfolio Composition – continued

from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 5/31/11.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO MANAGERS’ PROFILES

William Adams	—	Investment Officer of MFS; employed in the investment management area of MFS since 2009. Portfolio Manager of the Fund since May 2011.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. Portfolio Manager of the fund since June 2007.

Note to Shareholders: Effective May 1, 2011, William Adams replaced John Addeo as a co-manager of the fund.

OTHER NOTES

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO OF INVESTMENTS

5/31/11 (unaudited)

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 124.4%
Issuer	Shares/Par		Value ($)

Aerospace - 2.5%
BE Aerospace, Inc., 8.5%, 2018		$315,000	$348,860
Bombardier, Inc., 7.5%, 2018 (n)		405,000	453,600
Bombardier, Inc., 7.75%, 2020 (n)		95,000	107,350
CPI International Acquisition, Inc., 8%, 2018 (n)		160,000	161,000
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015		316,000	266,230
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	115,000	155,567
Huntington Ingalls Industries, Inc., 7.125%, 2021 (n)		$160,000	167,000

			$1,659,607
Apparel Manufacturers - 1.3%
Hanesbrands, Inc., 8%, 2016		$245,000	$265,825
Hanesbrands, Inc., 6.375%, 2020		110,000	108,075
Hanesbrands, Inc., FRN, 3.831%, 2014		220,000	219,175
Phillips-Van Heusen Corp., 7.375%, 2020		240,000	259,200

			$852,275
Asset-Backed & Securitized - 2.9%
Banc of America Commercial Mortgage, Inc., FRN, 6.247%, 2051 (z)		$450,000	$249,361
Citigroup Commercial Mortgage Trust, FRN, 5.697%, 2049		275,000	175,655
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		125,342	125,969
JPMorgan Chase Commercial Mortgage Securities Corp., “B”, FRN, 5.741%, 2049		250,617	184,824
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 5.741%, 2049		404,598	253,906
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.06%, 2051		155,000	122,511
JPMorgan Chase Commercial Mortgage Securities Corp., “D”, FRN, 5.741%, 2049		1,169,622	587,651
Wachovia Bank Commercial Mortgage Trust, FRN, 5.693%, 2047		250,000	133,038
Wachovia Bank Commercial Mortgage Trust, FRN, 5.753%, 2047		175,000	76,808

			$1,909,723
Automotive - 4.9%
Accuride Corp., 9.5%, 2018		$375,000	$411,561
Allison Transmission, Inc., 11%, 2015 (n)		310,000	333,250
Allison Transmission, Inc., 7.125%, 2019 (n)		205,000	203,460
Ford Motor Credit Co. LLC, 8%, 2014		125,000	140,396
Ford Motor Credit Co. LLC, 12%, 2015		1,310,000	1,674,238

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - continued
General Motors Financial Co., Inc., 6.75%, 2018 (z)	$80,000	$80,608
Goodyear Tire & Rubber Co., 10.5%, 2016	107,000	121,178
Jaguar Land Rover PLC, 8.125%, 2021 (z)	195,000	198,900
UCI International, Inc., 8.625%, 2019 (n)	60,000	63,000

		$3,226,591
Basic Industry - 0.4%
Trimas Corp., 9.75%, 2017	$215,000	$238,919

Broadcasting - 6.6%
Allbritton Communications Co., 8%, 2018	$255,000	$265,835
Citadel Broadcasting Corp., 7.75%, 2018 (n)	40,000	43,250
Entravision Communications Corp., 8.75%, 2017	65,000	69,063
Gray Television, Inc., 10.5%, 2015	50,000	53,125
Inmarsat Finance PLC, 7.375%, 2017 (n)	330,000	349,800
Intelsat Bermuda Ltd., 11.25%, 2017	165,000	178,200
Intelsat Jackson Holdings Ltd., 9.5%, 2016	695,000	729,750
Intelsat Jackson Holdings Ltd., 11.25%, 2016	195,000	206,700
Lamar Media Corp., 6.625%, 2015	260,000	265,850
Lamar Media Corp., “C”, 6.625%, 2015	165,000	168,300
LBI Media, Inc., 8.5%, 2017 (z)	150,000	126,375
Liberty Media Corp., 8.5%, 2029	160,000	156,800
Local TV Finance LLC, 9.25%, 2015 (p)(z)	268,809	268,809
Newport Television LLC, 13%, 2017 (n)(p)	151,820	155,647
Nexstar Broadcasting, Inc., 7%, 2014 (p)	293,998	294,366
Salem Communications Corp., 9.625%, 2016	36,000	38,610
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	125,000	139,688
Sinclair Broadcast Group, Inc., 8.375%, 2018	40,000	42,700
SIRIUS XM Radio, Inc., 13%, 2013 (n)	110,000	130,900
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	220,000	245,850
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	125,000	132,813
Univision Communications, Inc., 6.875%, 2019 (n)	205,000	205,000
Univision Communications, Inc., 7.875%, 2020 (n)	90,000	95,400
Young Broadcasting, Inc., 8.75%, 2014 (d)	120,000	0

		$4,362,831
Brokerage & Asset Managers - 1.0%
E*TRADE Financial Corp., 7.875%, 2015	$260,000	$268,125
E*TRADE Financial Corp., 12.5%, 2017	300,000	360,750

		$628,875
Building - 2.6%
Building Materials Holding Corp., 6.875%, 2018 (n)	$165,000	$168,300

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Building - continued
Building Materials Holding Corp., 7%, 2020 (n)		$115,000	$120,175
Building Materials Holding Corp., 6.75%, 2021 (n)		100,000	100,750
CEMEX S.A., 9.25%, 2020		375,000	383,906
Masonite International Corp., 8.25%, 2021 (n)		100,000	100,750
Nortek, Inc., 10%, 2018 (n)		120,000	124,800
Nortek, Inc., 8.5%, 2021 (n)		245,000	233,669
Owens Corning, 9%, 2019		220,000	263,441
Ply Gem Industries, Inc., 13.125%, 2014		185,000	201,650

			$1,697,441
Business Services - 1.8%
First Data Corp., 12.625%, 2021 (n)		$80,000	$87,000
Interactive Data Corp., 10.25%, 2018 (n)		275,000	305,938
Iron Mountain, Inc., 6.625%, 2016		185,000	185,000
SunGard Data Systems, Inc., 10.25%, 2015		377,000	392,080
SunGard Data Systems, Inc., 7.375%, 2018		100,000	102,000
SunGard Data Systems, Inc., 7.625%, 2020		105,000	108,938

			$1,180,956
Cable TV - 5.4%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$60,000	$63,525
Cablevision Systems Corp., 8.625%, 2017		375,000	422,810
CCH II LLC, 13.5%, 2016		285,000	339,150
CCO Holdings LLC, 7.875%, 2018		355,000	376,300
CCO Holdings LLC, 8.125%, 2020		200,000	216,250
Cequel Communications Holdings, 8.625%, 2017 (n)		80,000	85,000
Charter Communications Operating LLC, 10.875%, 2014 (n)		120,000	133,200
CSC Holdings LLC, 8.5%, 2014		255,000	285,600
CSC Holdings LLC, 8.5%, 2015		90,000	97,650
Insight Communications Co., Inc., 9.375%, 2018 (n)		200,000	224,000
Mediacom LLC, 9.125%, 2019		205,000	222,425
ONO Finance ll PLC, 10.875%, 2019 (n)		150,000	166,500
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	100,000	137,974
UPCB Finance III Ltd., 6.625%, 2020 (n)		$354,000	353,115
Videotron LTEE, 6.875%, 2014		110,000	111,513
Virgin Media Finance PLC, 9.125%, 2016		100,000	105,500
Virgin Media Finance PLC, 9.5%, 2016		200,000	228,500

			$3,569,012
Chemicals - 5.7%
Ashland, Inc., 9.125%, 2017		$250,000	$285,000
Celanese U.S. Holdings LLC, 6.625%, 2018		335,000	353,006
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 8.875%, 2018		365,000	391,919

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - continued
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020	$60,000	$64,500
Huntsman International LLC, 8.625%, 2021	285,000	318,844
Lyondell Chemical Co., 8%, 2017 (n)	100,000	112,500
Lyondell Chemical Co., 11%, 2018	880,539	991,707
Momentive Performance Materials, Inc., 12.5%, 2014	455,000	500,500
Momentive Performance Materials, Inc., 11.5%, 2016	344,000	370,660
Polypore International, Inc., 7.5%, 2017 (n)	170,000	180,625
Solutia, Inc., 7.875%, 2020	145,000	159,500

		$3,728,761
Computer Software - 0.2%
Syniverse Holdings, Inc., 9.125%, 2019 (n)	$135,000	$144,619

Computer Software - Systems - 0.7%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$350,000	$385,438
Eagle Parent, Inc., 8.625%, 2019 (z)	95,000	96,069

		$481,507
Conglomerates - 1.4%
Amsted Industries, Inc., 8.125%, 2018 (n)	$180,000	$190,800
Griffon Corp., 7.125%, 2018 (n)	255,000	260,100
Pinafore LLC, 9%, 2018 (n)	415,000	455,463

		$906,363
Consumer Products - 1.5%
ACCO Brands Corp., 10.625%, 2015	$30,000	$33,675
ACCO Brands Corp., 7.625%, 2015	80,000	81,100
Easton-Bell Sports, Inc., 9.75%, 2016	145,000	162,763
Elizabeth Arden, Inc., 7.375%, 2021	120,000	126,000
Jarden Corp., 7.5%, 2020	195,000	207,675
Libbey Glass, Inc., 10%, 2015	131,000	142,790
Visant Corp., 10%, 2017	215,000	227,363

		$981,366
Consumer Services - 1.9%
KAR Holdings, Inc., 10%, 2015	$121,000	$127,353
Realogy Corp., 10.5%, 2014	85,000	87,125
Realogy Corp., 11.5%, 2017 (n)	115,000	121,325
Service Corp. International, 6.75%, 2015	25,000	26,844
Service Corp. International, 7%, 2017	785,000	854,669

		$1,217,316

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Containers - 2.7%
Exopack Holding Corp., 10%, 2018 (z)	$155,000	$155,000
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	195,000	202,313
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	40,000	43,600
Greif, Inc., 6.75%, 2017	350,000	371,875
Owens-Illinois, Inc., 7.375%, 2016	110,000	121,550
Packaging Dynamics Corp., 8.75%, 2016 (z)	65,000	68,006
Reynolds Group, 8.5%, 2016 (n)	305,000	326,350
Reynolds Group, 7.125%, 2019 (n)	130,000	135,200
Reynolds Group, 9%, 2019 (n)	200,000	212,250
Reynolds Group, 8.25%, 2021 (n)	105,000	106,838

		$1,742,982
Defense Electronics - 0.5%
ManTech International Corp., 7.25%, 2018	$225,000	$237,375
MOOG, Inc., 7.25%, 2018	90,000	95,625

		$333,000
Electronics - 1.0%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$150,000	$170,813
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	160,000	178,400
Jabil Circuit, Inc., 7.75%, 2016	160,000	181,200
Sensata Technologies B.V., 6.5%, 2019 (z)	155,000	156,744

		$687,157
Energy - Independent - 9.8%
ATP Oil & Gas Corp., 11.875%, 2015	$95,000	$98,800
Berry Petroleum Co., 10.25%, 2014	150,000	173,250
Bill Barrett Corp., 9.875%, 2016	160,000	181,600
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	300,000	318,750
Chaparral Energy, Inc., 8.875%, 2017	220,000	229,900
Concho Resources, Inc., 8.625%, 2017	110,000	119,900
Concho Resources, Inc., 6.5%, 2022	225,000	226,125
Connacher Oil & Gas Ltd., 8.5%, 2019 (z)	210,000	207,375
Continental Resources, Inc., 8.25%, 2019	165,000	181,500
Denbury Resources, Inc., 8.25%, 2020	170,000	187,850
Energy XXI Gulf Coast, Inc., 9.25%, 2017 (n)	175,000	188,563
Harvest Operations Corp., 6.875%, 2017 (n)	285,000	300,675
Hilcorp Energy I LP, 9%, 2016 (n)	280,000	291,200
LINN Energy LLC, 6.5%, 2019 (z)	100,000	100,000
LINN Energy LLC, 8.625%, 2020	20,000	21,900
LINN Energy LLC, 7.75%, 2021 (n)	174,000	183,570
Newfield Exploration Co., 6.625%, 2014	155,000	158,100
Newfield Exploration Co., 6.625%, 2016	90,000	93,038

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Newfield Exploration Co., 6.875%, 2020	$65,000	$68,900
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (z)	202,000	206,747
OPTI Canada, Inc., 9.75%, 2013 (n)	135,000	135,844
OPTI Canada, Inc., 8.25%, 2014	600,000	298,500
Petrohawk Energy Corp., 7.25%, 2018	65,000	68,169
Pioneer Natural Resources Co., 6.875%, 2018	300,000	328,843
Pioneer Natural Resources Co., 7.5%, 2020	200,000	227,141
Plains Exploration & Production Co., 7%, 2017	390,000	400,725
QEP Resources, Inc., 6.875%, 2021	410,000	440,750
Quicksilver Resources, Inc., 9.125%, 2019	165,000	180,675
Range Resources Corp., 8%, 2019	115,000	125,638
SandRidge Energy, Inc., 8%, 2018 (n)	455,000	477,750
Whiting Petroleum Corp., 6.5%, 2018	215,000	223,600

		$6,445,378
Engineering - Construction - 0.2%
B-Corp. Merger Sub, Inc., 8.25%, 2019 (z)	$105,000	$106,181

Entertainment - 1.4%
AMC Entertainment, Inc., 8.75%, 2019	$250,000	$268,436
AMC Entertainment, Inc., 9.75%, 2020 (n)	125,000	132,656
Cinemark USA, Inc., 8.625%, 2019	380,000	415,150
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	90,000	97,200

		$913,442
Financial Institutions - 7.5%
CIT Group, Inc., 5.25%, 2014 (n)	$250,000	$254,652
CIT Group, Inc., 7%, 2016	420,000	421,575
CIT Group, Inc., 7%, 2017	1,345,000	1,350,044
CIT Group, Inc., 6.625%, 2018 (n)	274,000	288,118
Credit Acceptance Corp., 9.125%, 2017	135,000	146,475
Credit Acceptance Corp., 9.125%, 2017 (z)	55,000	59,538
General Electric Capital Corp., 6.375% to 2017, FRN to 2067	265,000	275,600
International Lease Finance Corp., 8.75%, 2017	300,000	339,750
International Lease Finance Corp., 7.125%, 2018 (n)	246,000	269,370
International Lease Finance Corp., 8.25%, 2020	60,000	67,350
Nationstar Mortgage LLC, 10.875%, 2015 (n)	415,000	435,750
SLM Corp., 8.45%, 2018	80,000	90,200
SLM Corp., 8%, 2020	510,000	562,430
Springleaf Finance Corp., 6.9%, 2017	410,000	389,500

		$4,950,352
Food & Beverages - 2.4%
ARAMARK Corp., 8.5%, 2015	$430,000	$447,200

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Food & Beverages - continued
B&G Foods, Inc., 7.625%, 2018		$205,000	$220,375
Constellation Brands, Inc., 7.25%, 2016		180,000	196,875
Pinnacle Foods Finance LLC, 9.25%, 2015		330,000	345,675
Pinnacle Foods Finance LLC, 10.625%, 2017		65,000	69,713
Pinnacle Foods Finance LLC, 8.25%, 2017		50,000	53,063
TreeHouse Foods, Inc., 7.75%, 2018		215,000	232,200

			$1,565,101
Forest & Paper Products - 2.0%
Boise, Inc., 8%, 2020		$225,000	$243,000
Cascades, Inc., 7.75%, 2017		205,000	217,300
Georgia-Pacific Corp., 7.125%, 2017 (n)		190,000	201,875
Georgia-Pacific Corp., 8%, 2024		85,000	102,425
Georgia-Pacific Corp., 7.25%, 2028		55,000	62,356
Graphic Packaging Holding Co., 7.875%, 2018		125,000	136,250
JSG Funding PLC, 7.75%, 2015		10,000	10,263
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	120,000	180,031
Xerium Technologies, Inc., 8.875%, 2018 (z)		$155,000	155,000

			$1,308,500
Gaming & Lodging - 6.3%
American Casinos, Inc., 7.5%, 2021 (n)		$200,000	$207,500
Boyd Gaming Corp., 7.125%, 2016		65,000	61,344
Firekeepers Development Authority, 13.875%, 2015 (n)		335,000	392,788
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		695,000	348
GWR Operating Partnership LLP, 10.875%, 2017		135,000	147,150
Harrah’s Operating Co., Inc., 11.25%, 2017		330,000	371,250
Harrah’s Operating Co., Inc., 10%, 2018		164,000	147,600
Harrah’s Operating Co., Inc., 10%, 2018		320,000	296,000
Host Hotels & Resorts, Inc., 6.75%, 2016		195,000	201,338
Host Hotels & Resorts, Inc., 9%, 2017		380,000	429,400
MGM Mirage, 10.375%, 2014		40,000	46,200
MGM Mirage, 11.125%, 2017		300,000	348,000
MGM Resorts International, 11.375%, 2018		110,000	126,500
MGM Resorts International, 9%, 2020		170,000	189,125
Penn National Gaming, Inc., 8.75%, 2019		277,000	302,276
Seven Seas Cruises S. de R.L., 9.125%, 2019 (z)		90,000	92,475
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018		100,000	109,750
Station Casinos, Inc., 6.875%, 2016 (d)		715,000	72
Station Casinos, Inc., 6.625%, 2018 (d)		875,000	88
Wyndham Worldwide Corp., 6%, 2016		170,000	181,593
Wyndham Worldwide Corp., 7.375%, 2020		170,000	191,244
Wynn Las Vegas LLC, 7.75%, 2020		280,000	306,950

			$4,148,991

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Industrial - 1.8%
Altra Holdings, Inc., 8.125%, 2016		$115,000	$124,486
Dematic S.A., 8.75%, 2016 (z)		200,000	203,000
Diversey, Inc., 8.25%, 2019		160,000	172,800
Hillman Group, Inc., 10.875%, 2018		140,000	154,000
Hillman Group, Inc., 10.875%, 2018 (z)		35,000	38,500
Hyva Global B.V., 8.625%, 2016 (n)		200,000	205,000
Mueller Water Products, Inc., 7.375%, 2017		49,000	49,123
Mueller Water Products, Inc., 8.75%, 2020		156,000	174,720
WCA Waste Corp., 7.5%, 2019 (z)		85,000	86,275

			$1,207,904
Insurance - 2.0%
ING Capital Funding Trust III, FRN, 3.907%, 2049		$80,000	$77,196
ING Groep N.V., 5.775% to 2015, FRN to 2049		485,000	451,050
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		600,000	762,000

			$1,290,246
Insurance - Property & Casualty - 1.8%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		$330,000	$447,150
USI Holdings Corp., 9.75%, 2015 (z)		320,000	328,000
XL Group PLC, 6.5% to 2017, FRN to 2049		430,000	405,813

			$1,180,963
International Market Sovereign - 0.4%
Republic of Ireland, 4.5%, 2020	EUR	85,000	$80,267
Republic of Ireland, 5.4%, 2025		210,000	197,978

			$278,245
Machinery & Tools - 1.5%
Case Corp., 7.25%, 2016		$90,000	$98,211
Case New Holland, Inc., 7.875%, 2017 (n)		525,000	584,063
Rental Service Corp., 9.5%, 2014		178,000	186,455
RSC Equipment Rental, Inc., 8.25%, 2021		95,000	98,088

			$966,817
Major Banks - 2.7%
Bank of America Corp., 8% to 2018, FRN to 2049		$730,000	$784,492
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049		445,000	490,110
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049		450,000	426,375
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (d)(n)		100,000	92,500

			$1,793,477

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - 6.8%
Biomet, Inc., 10.375%, 2017 (p)	$85,000	$94,350
Biomet, Inc., 11.625%, 2017	475,000	533,186
CDRT Merger Sub, Inc., 8.125%, 2019 (z)	80,000	80,700
Davita, Inc., 6.375%, 2018	440,000	450,450
Davita, Inc., 6.625%, 2020	105,000	107,625
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	165,000	188,719
HCA, Inc., 9.25%, 2016	515,000	549,763
HCA, Inc., 8.5%, 2019	480,000	537,000
HealthSouth Corp., 8.125%, 2020	435,000	478,500
United Surgical Partners International, Inc., 8.875%, 2017	95,000	100,581
United Surgical Partners International, Inc., 9.25%, 2017 (p)	125,000	132,656
Universal Health Services, Inc., 7%, 2018	80,000	83,700
Universal Hospital Services, Inc., 8.5%, 2015 (p)	400,000	414,000
Vanguard Health Systems, Inc., 0%, 2016 (z)	45,000	29,081
Vanguard Health Systems, Inc., 8%, 2018	230,000	239,775
VWR Funding, Inc., 10.25%, 2015 (p)	402,062	420,657

		$4,440,743
Metals & Mining - 2.3%
Arch Coal, Inc., 7.25%, 2020	$110,000	$116,050
Arch Western Finance LLC, 6.75%, 2013	85,000	85,319
Cloud Peak Energy, Inc., 8.25%, 2017	165,000	179,850
Cloud Peak Energy, Inc., 8.5%, 2019	225,000	250,875
Consol Energy, Inc., 8%, 2017	170,000	186,150
Consol Energy, Inc., 8.25%, 2020	110,000	122,100
Novelis, Inc., 8.375%, 2017	110,000	119,900
Novelis, Inc., 8.75%, 2020	60,000	66,300
Peabody Energy Corp., 7.375%, 2016	350,000	395,500

		$1,522,044
Natural Gas - Distribution - 0.7%
AmeriGas Partners LP, 7.125%, 2016	$295,000	$304,586
Ferrellgas Partners LP, 8.625%, 2020	117,000	128,700

		$433,286
Natural Gas - Pipeline - 2.4%
Atlas Pipeline Partners LP, 8.75%, 2018	$200,000	$216,000
Colorado Interstate Gas Co., 6.8%, 2015	91,000	106,594
Crosstex Energy, Inc., 8.875%, 2018	235,000	254,975
El Paso Corp., 7%, 2017	185,000	214,487
El Paso Corp., 7.75%, 2032	205,000	249,707
Energy Transfer Equity LP, 7.5%, 2020	290,000	316,100
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	109,000	118,810

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	$67,000	$70,685

		$1,547,358
Network & Telecom - 2.8%
Cincinnati Bell, Inc., 8.75%, 2018	$270,000	$260,550
Citizens Communications Co., 9%, 2031	70,000	73,063
Frontier Communications Corp., 8.25%, 2017	65,000	71,338
Frontier Communications Corp., 8.125%, 2018	195,000	214,256
Qwest Communications International, Inc., 8%, 2015	105,000	114,975
Qwest Communications International, Inc., 7.125%, 2018 (n)	315,000	341,381
Qwest Communications International, Inc. “B”, 7.5%, 2014	250,000	253,438
Qwest Corp., 7.5%, 2014	145,000	164,575
Windstream Corp., 8.125%, 2018	45,000	49,106
Windstream Corp., 7.75%, 2020	200,000	215,000
Windstream Corp., 7.75%, 2021	100,000	108,250

		$1,865,932
Oil Services - 1.2%
Edgen Murray Corp., 12.25%, 2015	$105,000	$107,625
Expro Finance Luxembourg, 8.5%, 2016 (n)	190,000	185,250
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	160,000	164,800
Pioneer Drilling Co., 9.875%, 2018	230,000	249,263
Unit Corp., 6.625%, 2021	50,000	50,750

		$757,688
Oils - 0.3%
Petroplus Holdings AG, 9.375%, 2019 (n)	$205,000	$210,125

Other Banks & Diversified Financials - 1.5%
Capital One Financial Corp., 10.25%, 2039	$220,000	$234,025
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	125,000	147,471
LBG Capital No.1 PLC, 7.875%, 2020 (n)	210,000	206,850
Santander UK PLC, 8.963% to 2030, FRN to 2049	352,000	396,774

		$985,120
Printing & Publishing - 0.7%
American Media, Inc., 13.5%, 2018 (z)	$28,207	$30,605
McClatchy Co., 11.5%, 2017	100,000	109,500
Morris Publishing Group LLC, 10%, 2014	87,311	85,128
Nielsen Finance LLC, 11.5%, 2016	97,000	114,703
Nielsen Finance LLC, 7.75%, 2018 (n)	105,000	112,613

		$452,549

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Railroad & Shipping - 0.6%
Kansas City Southern de Mexico, 6.125%, 2021 (z)	$90,000	$90,450
Kansas City Southern Railway, 8%, 2015	310,000	337,125

		$427,575
Real Estate - 1.2%
CB Richard Ellis Group, Inc., 11.625%, 2017	$180,000	$212,400
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019 (n)	80,000	76,400
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	200,000	220,000
Kennedy Wilson, Inc., 8.75%, 2019 (n)	155,000	156,938
MPT Operating Partnership, 6.875%, 2021 (n)	130,000	130,650

		$796,388
Restaurants - 0.1%
Dunkin Finance Corp., 9.625%, 2018 (n)	$54,000	$54,472

Retailers - 3.1%
Burlington Coat Factory Warehouse Corp., 10%, 2019 (n)	$100,000	$100,250
Express LLC/Express Finance Corp., 8.75%, 2018	110,000	119,350
J. Crew Group, Inc., 8.125%, 2019 (n)	70,000	67,200
Limited Brands, Inc., 6.9%, 2017	125,000	136,250
Limited Brands, Inc., 6.95%, 2033	175,000	162,969
Neiman Marcus Group, Inc., 10.375%, 2015	300,000	315,750
QVC, Inc., 7.375%, 2020 (n)	125,000	134,063
Sally Beauty Holdings, Inc., 10.5%, 2016	275,000	298,375
Toys “R” Us Property Co. II LLC, 8.5%, 2017	330,000	353,513
Toys “R” Us, Inc., 10.75%, 2017	280,000	316,400
Yankee Holdings Corp., 10.25%, 2016 (n)(p)	55,000	56,650

		$2,060,770
Specialty Stores - 0.4%
Michaels Stores, Inc., 11.375%, 2016	$125,000	$135,156
Michaels Stores, Inc., 7.75%, 2018 (n)	155,000	158,488

		$293,644
Telecommunications - Wireless - 6.0%
Clearwire Corp., 12%, 2015 (n)	$435,000	$475,781
Cricket Communications, Inc., 7.75%, 2016	135,000	143,438
Crown Castle International Corp., 9%, 2015	215,000	238,650
Crown Castle International Corp., 7.125%, 2019	345,000	367,425
Digicel Group Ltd., 8.25%, 2017 (n)	235,000	246,750
Digicel Group Ltd., 10.5%, 2018 (n)	100,000	113,000
EH Holding Corp., 7.625%, 2021 (z)	55,000	56,238
MetroPCS Wireless, Inc., 7.875%, 2018	205,000	220,631

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Nextel Communications, Inc., 7.375%, 2015	$170,000	$171,063
NII Holdings, Inc., 10%, 2016	160,000	183,600
NII Holdings, Inc., 8.875%, 2019	100,000	110,750
NII Holdings, Inc., 7.625%, 2021	100,000	106,125
SBA Communications Corp., 8%, 2016	80,000	86,900
SBA Communications Corp., 8.25%, 2019	125,000	137,656
Sprint Capital Corp., 6.875%, 2028	90,000	87,300
Sprint Nextel Corp., 8.375%, 2017	450,000	507,375
Sprint Nextel Corp., 8.75%, 2032	110,000	121,413
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	300,000	348,750
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	210,000	223,125

		$3,945,970
Telephone Services - 0.2%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$100,000	$104,500

Transportation - 0.1%
Navios South American Logistics, Inc., 9.25%, 2019 (n)	$81,000	$82,620

Transportation - Services - 2.8%
ACL I Corp., 10.625%, 2016 (p)(z)	$150,000	$144,881
Aguila American Resources Ltd., 7.875%, 2018 (n)	150,000	153,375
American Petroleum Tankers LLC, 10.25%, 2015	131,000	139,186
Atlas Airlines, Inc. Pass-Through Certificates, “A-1”, 7.2%, 2019	107,009	110,219
Atlas Airlines, Inc. Pass-Through Certificates, “B”, 7.68%, 2014	122,966	120,507
Commercial Barge Line Co., 12.5%, 2017	315,000	365,400
Hertz Corp., 8.875%, 2014	55,000	56,375
Hertz Corp., 7.5%, 2018 (n)	130,000	136,500
Hertz Corp., 7.375%, 2021 (n)	90,000	93,150
Navios Maritime Acquisition Corp., 8.625%, 2017 (z)	95,000	97,138
Navios Maritime Acquisition Corp., 8.625%, 2017	105,000	107,363
Navios Maritime Holdings, Inc., 8.875%, 2017	90,000	96,525
Swift Services Holdings, Inc., 10%, 2018 (n)	200,000	222,000

		$1,842,619
Utilities - Electric Power - 6.4%
AES Corp., 8%, 2017	$390,000	$421,686
Calpine Corp., 8%, 2016 (n)	415,000	452,350
Calpine Corp., 7.875%, 2020 (n)	215,000	227,900
Covanta Holding Corp., 7.25%, 2020	205,000	220,285
Dynegy Holdings, Inc., 7.5%, 2015	65,000	54,763
Dynegy Holdings, Inc., 7.125%, 2018	540,000	378,000
Dynegy Holdings, Inc., 7.75%, 2019	255,000	186,150

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
Edison Mission Energy, 7%, 2017	$395,000	$326,863
EDP Finance B.V., 6%, 2018 (n)	175,000	170,310
Energy Future Holdings Corp., 10%, 2020	270,000	292,318
Energy Future Holdings Corp., 10%, 2020	455,000	494,884
GenOn Energy, Inc., 9.875%, 2020	475,000	499,938
NRG Energy, Inc., 7.375%, 2017	165,000	174,075
NRG Energy, Inc., 8.25%, 2020	160,000	164,000
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	120,000	121,500

		$4,185,022
Total Bonds (Identified Cost, $79,931,471)		$81,713,323

Floating Rate Loans (g)(r) - 0.7%
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$103,344	$104,946

Broadcasting - 0.3%
Gray Television, Inc., Term Loan B, 3.71%, 2014	$64,826	$64,316
Local TV Finance LLC, Term Loan B, 2.31%, 2013	14,880	14,573
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	92,724	93,246

		$172,135
Building - 0.0%
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 9%, 2017	$9,907	$10,202

Financial Institutions - 0.1%
Springleaf Finance Corp., Term Loan, 5.5%, 2017	$80,705	$80,579

Gaming & Lodging - 0.2%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$525,000	$4,115
MGM Mirage, Term Loan, 7%, 2014	119,806	119,107

		$123,222
Total Floating Rate Loans (Identified Cost, $812,955)		$491,084

Convertible Preferred Stocks - 0.6%
Automotive - 0.3%
General Motors Co., 4.75%	4,360	$218,436

Insurance - 0.3%
MetLife, Inc., 5%	2,330	$192,714
Total Convertible Preferred Stocks (Identified Cost, $410,831)		$411,150

Portfolio of Investments (unaudited) – continued

Preferred Stocks - 0.6%
Issuer	Shares/Par	Value ($)

Other Banks & Diversified Financials - 0.6%
Ally Financial, Inc., 7% (n)	$100	$96,597
Ally Financial, Inc., “A”, 8.5%	4,835	127,354
GMAC Capital Trust I, 8.125%	5,675	149,082
Total Preferred Stocks (Identified Cost, $363,968)		$373,033

Common Stocks - 0.5%
Automotive - 0.1%
Accuride Corp. (a)	4,099	$53,697

Broadcasting - 0.2%
New Young Broadcasting Holding Co., Inc. (a)	42	$115,500

Printing & Publishing - 0.2%
American Media Operations, Inc. (a)	7,229	$125,351

Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	207	$11,747
Total Common Stocks (Identified Cost, $431,914)		$306,295

	Strike Price	First Exercise

Warrants - 0.2%
Broadcasting - 0.2%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $71,909) (a)	$0.01	7/14/10	38	$104,500

Money Market Funds (v) - 4.3%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value			2,843,542	$2,843,542
Total Investments (Identified Cost, $84,866,590)				$86,242,927

Other Assets, Less Liabilities - (31.3)%				(20,543,935)
Net Assets - 100.0%				$65,698,992

(a)	Non-income producing security.

(d)	Non-income producing security - in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $20,414,868, representing 31.1% of net assets.

Portfolio of Investments (unaudited) – continued

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ACL I Corp., 10.625%, 2016	2/10/11	$147,494	$144,881
American Media, Inc., 13.5%, 2018	12/22/10	28,642	30,605
B-Corp. Merger Sub, Inc., 8.25%, 2019	5/17/11	105,000	106,181
Banc of America Commercial Mortgage, Inc., FRN, 6.247%, 2051	6/19/08	328,329	249,361
CDRT Merger Sub, Inc., 8.125%, 2019	5/13/11	80,000	80,700
Connacher Oil & Gas Ltd., 8.5%, 2019	5/20/11	210,000	207,375
Credit Acceptance Corp., 9.125%, 2017	2/28/11	58,188	59,538
Dematic S.A., 8.75%, 2016	4/19/11	202,954	203,000
EH Holding Corp., 7.625%, 2021	5/17/11	55,000	56,238
Eagle Parent, Inc., 8.625%, 2019	5/11/11-5/24/11	95,674	96,069
Exopack Holding Corp., 10%, 2018	5/25/11	155,344	155,000
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	121,620	125,969
General Motors Financial Co., Inc., 6.75%, 2018	5/26/11	80,000	80,608
Heckler & Koch GmbH, 9.5%, 2018	5/10/11	162,505	155,567
Hillman Group, Inc., 10.875%, 2018	3/11/11	38,168	38,500
Jaguar Land Rover PLC, 8.125%, 2021	5/16/11	200,593	198,900
Kansas City Southern de Mexico, 6.125%, 2021	5/06/11-5/09/11	90,711	90,450
LBI Media, Inc., 8.5%, 2017	7/18/07	148,238	126,375
LINN Energy LLC, 6.5%, 2019	5/10/11	99,236	100,000
Local TV Finance LLC, 9.25%, 2015	5/02/07-2/16/11	269,996	268,809
Navios Maritime Acquisition Corp., 8.625%, 2017	5/12/11	97,133	97,138
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018	5/26/11	202,000	206,747
Packaging Dynamics Corp., 8.75%, 2016	1/25/11-2/01/11	65,787	68,006
Sensata Technologies B.V., 6.5%, 2019	5/06/11-5/18/11	156,208	156,744
Seven Seas Cruises S. de R.L., 9.125%, 2019	5/13/11	90,000	92,475
USI Holdings Corp., 9.75%, 2015	4/26/07-9/13/07	317,709	328,000
Vanguard Health Systems, Inc., 2016	5/20/11	29,303	29,081
WCA Waste Corp., 7.5%, 2019	5/26/11	85,000	86,275
Xerium Technologies, Inc., 8.875%, 2018	5/20/11	155,000	155,000
Total Restricted Securities			$3,793,592
% of Net Assets			5.8%

Portfolio of Investments (unaudited) – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 5/31/11

Forward Foreign Currency Exchange Contracts at 5/31/11

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Citibank N.A.	69,125	7/12/11	$99,084	$99,385	$301
BUY	EUR	Credit Suisse Group	204,038	7/12/11	291,245	293,357	2,112
SELL	EUR	HSBC Bank	125,825	7/12/11	183,622	180,905	2,717

							$5,130

Liability Derivatives
SELL	EUR	Citibank N.A.	112,874	7/12/11	$162,169	$162,286	$(117)
SELL	EUR	Deutsche Bank AG	35,739	7/12/11	50,709	51,384	(675)
SELL	EUR	Goldman Sachs International	69,125	7/12/11	99,370	99,385	(15)
SELL	EUR	UBS AG	477,655	6/15/11-7/12/11	681,352	686,775	(5,423)

							$(6,230)

Futures Contracts Outstanding at 5/31/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	2	$249,688	September - 2011	$ (804)
U.S. Treasury Note 10 yr (Short)	USD	8	980,875	September - 2011	(6,653)

					$(7,457)

At May 31, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/11 (unaudited)

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $82,023,048)	$83,399,385
Underlying affiliated funds, at cost and value	2,843,542
Total investments, at value (identified cost, $84,866,590)		$86,242,927
Restricted cash	18,300
Receivables for
Forward foreign currency exchange contracts	5,130
Investments sold	401,303
Interest and dividends	1,714,624
Other assets	17,496
Total assets		$88,399,780
Liabilities
Notes payable	$22,000,000
Payable to custodian	9,929
Payables for
Distributions	31,172
Forward foreign currency exchange contracts	6,230
Daily variation margin on open futures contracts	1,625
Investments purchased	527,000
Payable to affiliates
Investment adviser	24,048
Transfer agent and dividend disbursing costs	782
Payable for independent Trustees’ compensation	3,020
Accrued interest expense	43,200
Accrued expenses and other liabilities	53,782
Total liabilities		$22,700,788
Net assets		$65,698,992
Net assets consist of
Paid-in capital	$78,601,715
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,367,820
Accumulated net realized gain (loss) on investments and foreign currency transactions	(14,070,130)
Accumulated distributions in excess of net investment income	(200,413)
Net assets		$65,698,992
Shares of beneficial interest outstanding		20,876,833
Net asset value per share (net assets of $65,698,992 / 20,876,833 shares of beneficial interest outstanding)		$3.15

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Six months ended 5/31/11 (unaudited)

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$3,398,312
Dividends	10,826
Dividends from underlying affiliated funds	2,485
Foreign taxes withheld	(289)
Total investment income		$3,411,334
Expenses
Management fee	$348,962
Transfer agent and dividend disbursing costs	9,349
Administrative services fee	9,734
Independent Trustees’ compensation	7,149
Stock exchange fee	11,870
Custodian fee	5,945
Interest expense	163,290
Shareholder communications	16,335
Auditing fees	34,623
Legal fees	5,587
Miscellaneous	13,403
Total expenses		$626,247
Fees paid indirectly	(43)
Reduction of expenses by investment adviser	(24,485)
Net expenses		$601,719
Net investment income		$2,809,615
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$2,094,282
Futures contracts	876
Foreign currency transactions	(91,642)
Net realized gain (loss) on investments and foreign currency transactions		$2,003,516
Change in unrealized appreciation (depreciation)
Investments	$1,520,384
Futures contracts	(9,992)
Translation of assets and liabilities in foreign currencies	20,392
Net unrealized gain (loss) on investments and foreign currency translation		$1,530,784
Net realized and unrealized gain (loss) on investments and foreign currency		$3,534,300
Change in net assets from operations		$6,343,915

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Six months ended 5/31/11	Year ended 11/30/10
	(unaudited)
Change in net assets
From operations
Net investment income	$2,809,615	$5,949,438
Net realized gain (loss) on investments and foreign currency transactions	2,003,516	(45,832)
Net unrealized gain (loss) on investments and foreign currency translation	1,530,784	5,960,461
Change in net assets from operations	$6,343,915	$11,864,067
Distributions declared to shareholders
From net investment income	$(3,736,953)	$(5,568,497)
Change in net assets from fund share transactions	$—	$112,557
Total change in net assets	$2,606,962	$6,408,127
Net assets
At beginning of period	63,092,030	56,683,903
At end of period (including accumulated distributions in excess of net investment income of $200,413 and undistributed net investment income of $726,925, respectively)	$65,698,992	$63,092,030

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Six months ended 5/31/11 (unaudited)

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Net increase in net assets from operations	$6,343,915
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(33,900,932)
Proceeds from disposition of investment securities	36,479,795
Proceeds from futures transactions	876
Purchases of short-term investments, net	(1,633,953)
Realized gain/loss on investments	(2,094,282)
Realized gain/loss on futures transactions	(876)
Unrealized appreciation/depreciation on investments	(1,520,384)
Unrealized appreciation/depreciation on foreign currency contracts	(20,062)
Net amortization/accretion of income	(41,997)
Decrease in dividends and interest receivable	140,887
Decrease in accrued expenses and other liabilities	(8,947)
Increase in payable for daily variation margin on open futures contracts	125
Increase in restricted cash	(7,100)
Increase in other assets	(11,175)
Net cash provided by operating activities	$3,725,890
Cash flows from financing activities:
Distributions paid in cash	(3,705,805)
Decrease in interest payable	(45,742)
Increase in payable to custodian	9,929
Net cash used in financing activities	$(3,741,618)
Net decrease in cash	$(15,728)
Cash:
Beginning of period	$15,728
End of period	$—

Supplementary disclosure of cash flow information:

Cash paid during the year for interest $209,032.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Six months ended 5/31/11		Years ended 11/30
			2010	2009		2008	2007	2006
	(unaudited)
Net asset value, beginning of period	$3.02		$2.72	$1.72		$3.47	$3.64	$3.60
Income (loss) from investment operations
Net investment income (d)	$0.13		$0.29	$0.28		$0.33	$0.29	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.18		0.28	1.01		(1.76)	(0.18)	0.09
Total from investment operations	$0.31		$0.57	$1.29		$(1.43)	$0.11	$0.38
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.27)	$(0.29)		$(0.32)	$(0.28)	$(0.34)
Net increase from repurchase of capital shares	$—		$—	$ 0.00	(w)	$ 0.00 (w)	$—	$—
Net asset value, end of period	$3.15		$3.02	$2.72		$1.72	$3.47	$3.64
Per share market value, end of period	$3.08		$3.01	$2.42		$1.35	$2.97	$3.46
Total return at market value (%)	8.54	(n)	36.61	107.88		(48.49)	(6.95)	21.22
Total return at net asset value (%) (j)(r)(s)(t)	10.64	(n)	21.94	83.39		(43.83)	3.34	11.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	(a)	2.31	2.85		3.55	3.35	3.33
Expenses after expense reductions (f)	1.87	(a)	1.88	2.16		2.81	3.24	3.12
Net investment income	8.71	(a)	9.85	12.69		10.80	7.97	8.24
Portfolio turnover	35		57	45		62	90	54
Net assets at end of period (000 omitted)	$65,699		$63,092	$56,684		$35,926	$72,833	$76,433

Financial Highlights – continued

	Six months ended 5/31/11		Years ended 11/30
			2010	2009	2008	2007	2006
	(unaudited)
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	1.36	(a)	1.03	1.08	1.01	1.04	1.04
Senior Securities:
Total notes payable outstanding (000 omitted)	$22,000		$22,000	$21,000	$17,000	$28,500	$28,500
Asset coverage per $1,000 of indebtedness (k)	$3,986		$3,868	$3,699	$3,113	$3,556	$3,682
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the trust’s total liabilities (not including notes payable) from the trust’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Prior to November 30, 2007, total return at net asset value is unaudited.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(unaudited)

(1)	Business and Organization

MFS Intermediate High Income Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such

Notes to Financial Statements (unaudited) – continued

options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to

Notes to Financial Statements (unaudited) – continued

fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$741,283	$328,344	$125,351	$1,194,978
Non-U.S. Sovereign Debt	—	278,245	—	278,245
Corporate Bonds	—	69,081,922	—	69,081,922
Commercial Mortgage-Backed Securities	—	1,783,754	—	1,783,754
Asset-Backed Securities (including CDOs)	—	125,969	—	125,969
Foreign Bonds	—	10,443,433	—	10,443,433
Floating Rate Loans	—	491,084	—	491,084
Mutual Funds	2,843,542	—	—	2,843,542
Total Investments	$3,584,825	$82,532,751	$125,351	$86,242,927

Other Financial Instruments
Futures	$(7,457)	$—	$—	$(7,457)
Forward Currency Contracts	—	(1,100)	—	(1,100)

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements (unaudited) – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Fixed Income Securities
Balance as of 11/30/10	$—	$0
Transfers into level 3	125,351	—
Balance as of 5/31/11	$125,351	$0

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at May 31, 2011 is $0.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements (unaudited) – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(7,457)
Foreign Exchange	Forward Foreign Currency Exchange	5,130	(6,230)
Total		$5,130	$(13,687)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the six months ended May 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate	$876	$—	$—
Foreign Exchange	—	(108,895)	—
Equity	—	—	56,624
Total	$876	$(108,895)	$56,624

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the six months ended May 31, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(9,992)	$—	$—
Foreign Exchange	—	20,062	—
Equity	—	—	16,074
Total	$(9,992)	$20,062	$16,074

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions.

Notes to Financial Statements (unaudited) – continued

The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

Notes to Financial Statements (unaudited) – continued

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Notes to Financial Statements (unaudited) – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and

Notes to Financial Statements (unaudited) – continued

prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the six months ended May 31, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements (unaudited) – continued

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and defaulted bonds.

The tax character of distributions made during the current period will be determined at fiscal year end. The tax character of distributions declared to shareholders for the last fiscal year is as follows:

11/30/10
Ordinary income (including any short-term capital gains)	$5,568,497

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/11
Cost of investments	$84,775,864
Gross appreciation	5,058,684
Gross depreciation	(3,591,621)
Net unrealized appreciation (depreciation)	$1,467,063

As of 11/30/10
Undistributed ordinary income	896,107
Capital loss carryforwards	(16,270,207)
Other temporary differences	(190,634)
Net unrealized appreciation (depreciation)	$55,049

The aggregate cost above includes prior fiscal year end tax adjustments, if applicable.

As of November 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/13	$(796,437)
11/30/14	(2,075,017)
11/30/16	(5,956,332)
11/30/17	(6,983,828)
11/30/18	(458,593)
$(16,270,207)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The fund pays the adviser a monthly fee equal to 20% of the fund’s leverage income after deducting the expenses of leveraging (“Net leverage income”); provided, however, if the fund’s net leverage income is less than zero, the adviser pays the fund the percentage indicated of the fund’s net leverage income.

Notes to Financial Statements (unaudited) – continued

The management fee incurred for the six months ended May 31, 2011 was equivalent to an annual effective rate of 1.08% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual fund operating expenses do not exceed 1.34% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2011. For the six months ended May 31, 2011 this reduction amounted to $24,333 and is reflected as a reduction of total expenses in the Statement of Operations.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the six months ended May 31, 2011, these fees paid to MFSC amounted to $2,664.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the six months ended May 31, 2011 was equivalent to an annual effective rate of 0.0302% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Deferred Trustee Compensation – Prior to MFS’ appointment as investment adviser to the fund, the fund’s former independent Trustees participated in a Deferred Compensation Plan (the “Former Colonial Trustees Plan” or “Plan”). The fund’s current independent Trustees are not allowed to defer compensation under the Former Colonial Trustees Plan. Amounts deferred under the Plan are invested in shares of certain non-MFS funds selected by the former independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’

Notes to Financial Statements (unaudited) – continued

compensation on the Statement of Assets and Liabilities is $3,010 of deferred Trustees’ compensation. There is no current year expense associated with the Former Colonial Trustees Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the six months ended May 31, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $348 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $152, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $28,538,620 and $30,421,565, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the six months ended May 31, 2011 and the year ended November 30, 2010, the fund did not repurchase any shares. Transactions in fund shares were as follows:

	Six months ended 5/31/11		Year ended 11/30/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	—	$—	38,924	$112,557

Notes to Financial Statements (unaudited) – continued

(6)	Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $30,000,000. At May 31, 2011, the fund had outstanding borrowings under this agreement in the amount of $22,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value on the fund’s Statement of Assets and Liabilities approximates its fair value. This credit agreement matures on January 13, 2012. Borrowing under this agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund previously had a Term Loan with a bank in the amount of $10,000,000 which matured on January 18, 2011. In addition, the fund previously had a credit agreement with a bank for a revolving secured line of credit that could be drawn up to $20,000,000; this agreement also matured on January 18, 2011. Each of these arrangements was replaced by the existing credit agreement. The fund incurred interest expense in the amount of $163,290 during the period in connection with each of these loan agreements. The fund also incurred a commitment fee of $7,125 based on the average daily unused portion of the revolving line of credit which is reported in miscellaneous expense on the Statement of Operations. For the six months ended May 31, 2011, the average loan balance was $19,582,418 at a weighted average annual interest rate of 1.67%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,209,589	15,773,385	(14,139,432)	2,843,542

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,485	$2,843,542

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of the MFS Intermediate High Income Fund:

We have reviewed the accompanying statement of assets and liabilities of the MFS Intermediate High Income Fund (the Fund), including the portfolio of investments, as of May 31, 2011, and the related statements of operations, change in net assets, cash flows, and financial highlights for the six-month period ended May 31, 2011. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended November 30, 2010, and its financial highlights for each of the four years in the period then ended, and in our report dated January 15, 2011, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights. The financial highlights for the year ended November 30, 2006 were audited by another independent registered public accounting firm whose report, dated January 25, 2007, expressed an unqualified opinion on those financial highlights.

Boston, Massachusetts

July 15, 2011

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer agent, Registrar, and

Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: CIF

ITEM 2.	CODE OF ETHICS.

During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6.	SCHEDULE OF INVESTMENTS.

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Intermediate High Income Fund (the “Fund”) is set forth below. As of May 1, 2011, John F. Addeo was no longer a manager of the fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
David P. Cole	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 2004.
William J. Adams	High Yield Corporate Debt Securities Portfolio Manager	May 2011	Investment Officer of MFS; employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2010, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010*, the following benchmarks were used to measure performance for the Fund:

Portfolio Manager	Benchmark(s)
David P. Cole	Barclays Capital High Yield Index

*	For any Portfolio Managers not listed in the table below, as of December 31, 2010, such portfolio manager’s performance bonus was not based on the pre-tax performance of the Fund relative to a benchmark.

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of May 2, 2011. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David P. Cole	N
William J. Adams	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the Fund’s fiscal year ended November 30, 2010, were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David P. Cole	10	$3.8 billion	2	$654.2 million	0	N/A
William J. Adams**	13	$4.5 billion	7	$2.0 billion	0	N/A

*	Includes the Fund.
**	As of May 2, 2011.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Intermediate High Income Fund

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/10-12/31/10	0	N/A	0	2,085,481
1/01/11-1/31/11	0	N/A	0	2,085,481
2/01/11-2/28/11	0	N/A	0	2,085,481
3/01/11-3/31/11	0	N/A	0	2,087,683
4/01/11-4/30/11	0	N/A	0	2,087,683
5/01/11-5/31/11	0	N/A	0	2,087,683

Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2011 plan year is 2,087,683.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INTERMEDIATE HIGH INCOME FUND

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: July 15, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 15, 2011

*	Print name and title of each signing officer under his or her signature.